                                                                    EXHIBIT 99.2

                          NOTICE OF GUARANTEED DELIVERY

                                       FOR
                            TENDER OF ALL OUTSTANDING
              $500,000,000 5 3/8% SENIOR SUBORDINATED NOTES DUE 2007
                                 IN EXCHANGE FOR
            NEW $500,000,000 5 3/8% SENIOR SUBORDINATED NOTES DUE 2007
                                       OF
                      CHEVRON PHILLIPS CHEMICAL COMPANY LLC
                      CHEVRON PHILLIPS CHEMICAL COMPANY LP

         Registered holders of outstanding 5 3/8% Notes due 2007 (the "Outstanding Notes") who wish to tender their Outstanding Notes in exchange for a like principal amount of new 5 3/8% Notes due 2007 (the "Exchange Notes") and whose Outstanding Notes are not immediately available or who cannot deliver their Outstanding Notes and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to The Bank of New York (the "Exchange Agent") prior to the Expiration Date, may use this Notice of Guaranteed Delivery or one substantially equivalent hereto. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) or mail to the Exchange Agent. See "The Exchange Offer - Procedures for Tendering" in the Prospectus.

                  THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                              THE BANK OF NEW YORK

               BY MAIL:                            BY FACSIMILE:                   BY HAND OR OVERNIGHT DELIVERY:

         The Bank of New York                  The Bank of New York                     The Bank of New York
          101 Barclay Street                    101 Barclay Street                       101 Barclay Street
                  7E                                    7E                       Corporate Trust Service Department
          New York, NY 10286                    New York, NY 10286                          Ground Level
          Attn: Enrique Lopez                   Attn: Enrique Lopez                      New York, NY 10286
        Reorganization Unit 7E                Reorganization Unit 7E                    Attn: Enrique Lopez
                                                  (212) 815-6339                       Reorganization Unit 7E

                                                CONFIRM RECEIPT OF
                                              FACSIMILE BY TELEPHONE
                                                  (212) 815-3750

         DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an eligible institution (as defined in the Prospectus), such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.

Ladies and Gentlemen:

         The undersigned hereby tenders the principal amount of Outstanding Notes indicated below, upon the terms and subject to the conditions contained in the Prospectus dated _______, 2002 of Chevron Chemical Company LLC and Chevron Chemical Company LP (the "Prospectus"), receipt of which is hereby acknowledged.

                    DESCRIPTION OF OUTSTANDING NOTES TENDERED

                                          NAME AND ADDRESS OF     CERTIFICATE NUMBER(S)
                                          REGISTERED HOLDER AS    OF OUTSTANDING NOTES
                                           IT APPEARS ON THE      TENDERED (OR ACCOUNT    PRINCIPAL
                                           OUTSTANDING NOTES            NUMBER AT         AMOUNT OUTSTANDING
NAME OF TENDERING HOLDER                     (PLEASE PRINT)      BOOK - ENTRY FACILITY)   NOTES TENDERED
----------------------------             ------------------      ------------------       ---------------------
----------------------------             ------------------      ------------------       ---------------------

----------------------------             ------------------      ------------------       ---------------------

----------------------------             ------------------      ------------------       ---------------------

----------------------------             ------------------      ------------------       ---------------------

                                                       SIGN HERE

Name of Registered or Acting Holder:  _________________________________________

Signature(s):  ________________________________________________________________

Name(s) (Please Print):  ______________________________________________________

Address:  _____________________________________________________________________

Telephone Number:  ____________________________________________________________

Date:  ________________________________________________________________________

IF OUTSTANDING NOTES WILL BE TENDERED BY BOOK-ENTRY TRANSFER, PROVIDE THE FOLLOWING INFORMATION:

         DTC Account Number:  _________________________________________________

         Date:  _______________________________________________________________

                    THE FOLLOWING GUARANTEE MUST BE COMPLETED
                              GUARANTEE OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

         The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth on the reverse hereof, the certificates representing the Outstanding Notes (or a confirmation of book-entry transfer of such Outstanding Notes into the Exchange Agent's account at the book-entry transfer facility), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the Expiration date (as defined in the Letter of Transmittal).

Name of Firm:  ____________________________     ________________________________
                                                     (AUTHORIZED SIGNATURE)

Address:  _________________________________     Title:  ________________________


___________________________________________     Name:  _________________________
(ZIP CODE)                                              (PLEASE TYPE OR PRINT)

Area Code and Telephone No.:

_________________________________________       Date:  _________________________

NOTE: DO NOT SEND OUTSTANDING NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. OUTSTANDING NOTES SHOULD BE SENT WITH YOUR LETTER OR TRANSMITTAL.